UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 6, 2019

 (date of earliest event reported)

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SELECT INTERIOR CONCEPTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38632	47-4640296
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation)		Identification Number)

4900 East Hunter Avenue
Anaheim, California 92807

(Address of principal executive offices)

(714) 701-4200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2019, Select Interior Concepts, Inc. (the “Company”) announced the election of J. David Smith as a director and as Chairman of the Company’s Board of Directors (the “Board”), effective on February 6, 2019.  The Board has determined that Mr. Smith is "independent" under the Corporate Governance Requirements of the NASDAQ Stock Exchange.

Also on February 7, 2019, the Company announced that Christopher Zugaro, a director of the Company and the Chairman of the Board, resigned on February 6, 2019, effective immediately.  Mr. Zugaro’s resignation is not due to any disagreement with the Company.  Mr. Zugaro has served as a director since August 2014 and the Company is grateful for Mr. Zugaro’s leadership and commitment to the success of the Company during his tenure as a director.

A copy of the press release dated February 7, 2019, announcing the election of Mr. Smith and the resignation of Mr. Zugaro is attached hereto as Exhibit 99.1.

Item 8.01. Other Events.

The Company’s 2019 annual meeting of stockholders (the “2019 Annual Meeting”) has been scheduled for May 15, 2019 at 10am Eastern Time.  The record date for the 2019 Annual Meeting will be March 25, 2019.

Because the 2019 Annual Meeting is our first annual meeting as a public company, pursuant to Rule 14a-8 under the Exchange Act, stockholders who wish to have a proposal considered for inclusion in our proxy materials for the 2019 Annual Meeting must ensure that such proposal is received by us no later than the close of business on March 8, 2019, which we believe is a reasonable time before we expect to begin to print and send our proxy materials to our stockholders. Any such proposals must be received at our principal executive offices by such deadline, addressed to our Secretary at 400 Galleria Parkway, Suite 1760, Atlanta, GA 30339, and must otherwise comply with all other requirements of Rule 14a-8 under the Exchange Act. Nothing in this paragraph shall be deemed to require us to include in our proxy materials for such meeting any stockholder proposal which does not meet the requirements of the Securities and Exchange Commission in effect at the time.

In addition, for director nominations or other business to be brought before the 2019 Annual Meeting by a stockholder, written notice must be received at our principal executive offices no later than the close of business on March 8, 2019, addressed to our Secretary at Select Interior Concepts, Inc., 400 Galleria Parkway, Suite 1760, Atlanta, GA 30339. Any such notice must comply with and contain all of the information required by our amended and restated bylaws.

Item 9.01  Financial Statement and Exhibits

(d)

Exhibit	Description
99.1	News release announcing the election of J. David Smith and the resignation of Christopher Zugaro

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT INTERIOR CONCEPTS, INC.

February 7, 2019	By:	/s/ Tyrone Johnson
Name: Tyrone Johnson
Title: Chief Executive Officer